UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 29, 2024

Invivyd, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40703	85-1403134
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Trapelo Road, Suite 178 Waltham, MA	02451
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 819-0080

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	IVVD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On October 29, 2024, Invivyd, Inc. (the “Company”) issued a press release entitled “Invivyd Reports Preliminary Third Quarter 2024 Results, Withdraws Prior Financial Guidance, and Targets Near-Term Profitability” (the “Press Release”), which included the Company’s estimated third quarter 2024 PEMGARDA™ (pemivibart) net product revenue and estimated cash and cash equivalents as of September 30, 2024. The amounts included in the Press Release are preliminary and are subject to change upon completion of the Company’s financial closing procedures for the quarter ended September 30, 2024, and finalization of the unaudited interim condensed consolidated financial statements. The preliminary financial data included in the Press Release has been prepared by, and is the responsibility of, the Company’s management. PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, has not audited, reviewed, examined, compiled, nor applied agreed-upon procedures with respect to the preliminary financial data. Accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto. Additional information and disclosures would be required for a more complete understanding of the Company’s financial position and results of operations as of September 30, 2024. A copy of the Press Release is filed herewith as Exhibit 99.1 and is incorporated by reference in this Item 2.02.

Item 8.01.	Other Events.

On October 29, 2024, the Company issued the Press Release, a copy of which is filed herewith as Exhibit 99.1 and is incorporated by reference in this Item 8.01.

On October 29, 2024, the Company issued a press release entitled “Invivyd Phase 3 Long-Term Exploratory Clinical Efficacy Data Shows PEMGARDA™ (pemivibart) Provided Substantial Protection From Symptomatic COVID-19 Versus Placebo Over Six Months of Follow-Up, With No Additional Doses, In Immunocompetent Participants.” A copy of the press release is filed herewith as Exhibit 99.2 and is incorporated by reference in this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated October 29, 2024
99.2	Press Release, dated October 29, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVIVYD, INC.

Date: October 29, 2024 By: /s/ Jill Andersen

Jill Andersen

Chief Legal Officer and Corporate Secretary

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